THIS COMMON STOCK PURCHASE OPTION AND ANY SHARES ISSUABLE UPON THE EXERCISE OF THIS COMMON STOCK PURCHASE OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR COUNSEL TO THE HOLDER OF SUCH SECURITIES (WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY), THAT SUCH SECURITIES MAY BE SO PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED PURSUANT TO AN EXEMPTION FROM THE ACT AND WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE SECURITIES LAWS.


                    Void after 5:00 p.m. (California time) on
                       March 4, 2001, as provided herein.

Issue  Date:  March  4,  1999               Option  to  Purchase  Common  Shares
Expiration  Date:  March  4,  2001          Exercisable Commencing March 4, 1999


                          COMMON STOCK PURCHASE OPTION
                          TO PURCHASE COMMON SHARES OF
                                  NETTAXI, INC.


     Nettaxi, Inc. ("Optionor" or "Company"), hereby certifies that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Wall Street Trading Group ("Holder") is entitled, subject to the terms set forth in this common stock purchase option (the "Option"), at any time or from time to time, commencing March 4, 1999 (such date being called herein the "Exercise Date"), through but not later than March 4, 2001 (the "Expiration Date"), to purchase from the Company an aggregate of One Hundred and Twenty-Five Thousand (125,000) shares of common stock, par value $.01 (the "Common Stock") of Nettaxi, Inc. (OTC BB: NTXY) at an exercise price of $8.00 per share (such exercise price per share, as adjusted from time to time pursuant to the

Provisions set forth below, being referred to herein as the "Exercise Price"). This Option and all rights hereunder, to the extent such rights shall not have been exercised, shall terminate and become null and void to the extent the Holder (as hereinafter defined) fails to exercise any portion of this Option prior to 5:00 p.m., San Francisco, California time, on the Expiration Date.

1.     Restrictions  on  Transfer  of  Shares
       --------------------------------------

     This Option, and the shares of Common Stock underlying this Option, are restricted securities and have not been the subject of registration under the Securities Act of 1933, as amended (the "Act"), nor under any applicable state securities laws, and may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of in the absence of: (a) an effective registration statement for such securities under the Act and any applicable state securities laws, or (b) the Company's having received an opinion of counsel to the Company or counsel to the Holder of such securities (which counsel and opinion are reasonably satisfactory to the Company), that such securities may be so pledged, sold, assigned, hypothecated or otherwise transferred pursuant to an exemption from the Act and without an effective registration statement under the Act and any applicable state securities laws. In the absence of (a) or (b) of the foregoing sentence, the shares of Common Stock issued upon exercise of this Option shall be subject to a stop transfer order and the certificate or certificates evidencing such shares shall bear substantially the following legend:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR COUNSEL TO THE HOLDER OF SUCH SECURITIES (WHICH COUNSEL AND OPTION ARE REASONABLY SATISFACTORY TO THE COMPANY), THAT SUCH SECURITIES MAY BE SO PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED PURSUANT TO AN EXEMPTION FROM THE ACT AND WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

2.     Exercise  of  Option
       --------------------

     (a) Commencing March 4, 1999 and through the Expiration Date, all or any part of this Option may be exercised by the Holder of this Option by surrendering it, with the form of subscription annexed hereto duly executed by such Holder, to the Company at its address set forth herein in Section 11 accompanied by payment in full, in cash or by certified or official bank check, of the Exercise Price payable in respect of all or part of the Option being exercised;

     (b) The Company shall physically deliver to Holder the share certificate(s) for the number of shares of Common Stock Holder has requested within not more than three business days after the Company receives Holder's properly executed subscription and readily available funds in payment for that number of shares;

     (c) If less than the entire Option is exercised, the Optionor shall, upon such exercise, execute and deliver to the Holder hereof a new option in the same form as this Option evidencing the right to purchase shares of Common Stock hereunder to the extent not exercised. This Option shall be deemed to have been exercised prior to the close of business on the date this Option is surrendered, a properly executed subscription is received, and payment is made in accordance with the foregoing provision;

     (d) The Optionor shall, at any time of exercise of all or part of this Option, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Option; provided that if the Holder of this Option shall fail to make any such request, such failure shall not affect the continuing obligations of the Company to afford such Holder any such rights;

     (e) The shares of Common Stock which may be delivered upon the exercise of this Option shall, upon delivery, be fully paid and non-assessable and free from all taxes, liens and charges with respect thereto; and

     (f) Subject to applicable securities laws, the Optionor shall cooperate with the Holder in an exercise pursuant to which all or part of the shares of Common Stock will be sold simultaneously with the exercise of this Option with the broker-dealer, if any, participating in such sale being irrevocably instructed to remit the proceeds of the exercise to the Optionor upon settlement of the sale of the underlying shares of Common Stock.

3.     Fractional  Shares
       ------------------

     No fractional securities or scrip representing fractional securities shall be issued upon the exercise of this Option. With respect to any fraction of a security called for upon any exercise hereof, the Optionor shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such security, determined as follows:

     (a) If the security is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the current value shall be the last reported sale price of the security on such exchange on the last business day prior to the date of exercise of this Option, or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange; or

     (b) If the security is not listed or admitted to unlisted trading privileges, the current value shall be the last reported sale price on the Nasdaq National Market System ("NASDAQ/NMS") or the mean of the last reported bid and asked prices reported by the Nasdaq SmallCap Market ("NASDAQ") or the OTC Bulletin Board (or, if not so quoted, by the National Quotation Bureau, Inc.) on the last business day prior to the date of the exercise of this Option; or

     (c) If the security is not so listed or admitted to unlisted trading privileges and prices are not reported on NASDAQ, or the OTC Bulletin Board (or by the National Quotation Bureau, Inc.), an amount, not less than the book value, determined in such reasonable manner as may be prescribed by Optionor.

4.     Rights  of  the  Holder
       -----------------------

     (a) The Optionor shall advise the Holder, whether the Holder holds the Option or has exercised the Option and holds shares of Common Stock, by written notice at least thirty (30) days prior to the filing by the Company of any registration statement under the Act covering any securities of the Company, for its own account or for the account of others, and will for a period of three years beginning on the Exercise Date, upon the written request of the Holder within 20 days after the mailing of such notice, include in any registration statement (other than a Form S-4 or a Form S-8 or any successor forms thereto), such information as may be required to permit a public offering of the shares of Common Stock underlying the Option (the "Registrable Securities"). The Optionor shall instruct the Company to supply prospectuses and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities, use its best efforts to register and qualify any of the

Registrable Securities for sale in such states as such Holder reasonably designates, and do any and all other acts and things which may be necessary to enable such Holder to consummate the public sale or other disposition of the Registrable Securities; provided, however, that the Company shall not be
                          ------------------
required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify, (2) subject itself to taxation in any such jurisdiction, or (3) consent to general service of process in any such jurisdiction. Notwithstanding the foregoing, if such public offering is on an underwritten basis and the managing underwriter thereof advises the Company in writing that the sale of such securities would impair the underwritten offering of securities for the account of the Company, the Holder will not be permitted to include such securities in the subject offering.

     (b) Notwithstanding the provisions of this Section 4, the Company shall have the right at any time after it shall have given notice pursuant to Section 4(a) (irrespective of whether a written request for inclusion of such securities shall have been made) to elect not to file any such proposed registration statement or to withdraw the same after the filing date thereof.

     (c) The Company may require the selling Holder of Registrable Securities as to which such registration is being effected to furnish the Company, in writing, any such information required in connection with such registration.

     (d) The Holder of this Option shall not, by virtue hereof, be entitled to any voting or other rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Option.

5.     Adjustments
       -----------

     (a) The number of shares of Common Stock purchasable on exercise of this Option and the purchase prices therefor shall be subject to adjustment from time to time in the event that the Company shall: (1) pay a dividend in, or make a distribution of, shares of Common Stock; (2) subdivide its outstanding shares of Common Stock into a greater number of shares; (3) combine its outstanding shares of Common Stock into a smaller number of shares; or (4) spin-off a subsidiary by distributing, as a dividend or otherwise, shares of the subsidiary to its stockholders. In any such case, the total number of shares of Common Stock and the number of any other securities purchasable upon exercise of this Option immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive from the Optionor, at the same aggregate exercise price, the number of shares of Common Stock and the number of any other securities that the Holder would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had this Option been exercised in full immediately prior to the occurrence (or applicable record date) of such event. An Adjustment made pursuant to this subsection shall, in the case of a stock dividend or distribution, be made as of the record date and, in the case of a subdivision or combination, be made as of the effective date thereof. If, as a result of any adjustment pursuant to this subsection, the Holder shall become entitled to receive shares of two or more classes or series of securities of the Company, the board of directors of the Company shall equitably determine the allocation of the adjusted exercise price between or among shares or other units of such classes or series and shall notify the Holder of such allocation.

     (b) In the event of any reorganization or recapitalization of the Company or in the event the Company consolidates with or merges into or with another entity or transfers all or substantially all of its assets to another entity, then and in each such event, the Holder, upon exercise of this Option as provided herein, at any time after the consummation of such reorganization, recapitalization, consolidation, merger or transfer, shall be entitled, and the documents executed to effectuate such event shall so provide, to receive the stock or other securities or property to which the Holder would have been entitled upon such consummation if the Holder had exercised this Option immediately prior thereto. In such case, the terms of this Option shall survive the consummation of any such reorganization, recapitalization, consolidation, merger or transfer and shall be applicable to the shares of stock or other securities or property receivable on the exercise of this Option after such consummation.

     (c) Whenever a reference is made in this section to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean the Common Stock of the Company of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Common Stock.

     (d) Whenever the number of shares of Common Stock purchasable upon exercise of this Option or the exercise prices thereof shall be adjusted as required herein, the Company shall forthwith file such information with its Secretary at its principal office, and with the exercise price determined as herein provided and setting forth in detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after such adjustment, deliver a copy of such certificate to the Holder.

     (e) The Company: (1) shall not cause the par value of any shares of Common Stock issuable on exercise of this Option to be in excess of the amount payable therefor on such exercise; and (2) shall take all action as may be necessary or appropriate so that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock (or other securities or property deliverable hereunder) upon the exercise of this Option. This Option shall bind the successors and assigns of the Optionor.

     (f) Notwithstanding anything in this section to the contrary, no adjustment in the number of shares of Common Stock purchasable on exercise of this Option shall be made with respect to dilution which would result from the issuance of Common Stock pursuant to the exercise of options which may be or have been granted pursuant to any employee option plan of the Company, whether qualified or non-qualified, or the conversion of any outstanding securities of the Company.

6.     Notices  of  Record  Dates,  Etc.
       ---------------------------------

     (a) If the Company shall fix a record date of holders of Common Stock (or other securities at the time deliverable on exercise of this Option) for the purpose of entitling or enabling them to receive any dividends or other distribution, or to receive any right to subscribe for or purchase any shares of any class of any securities or to receive any other right contemplated by
Section  5  or  otherwise;  or

     (b) In the event of any reorganization or recapitalization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation or any transfer of all or substantially all of the assets of the Company to another entity; or

     (c) In the event of the voluntary or involuntary dissolution, liquidation or winding up of the Company, then, the Company shall mail or cause to be mailed to the Holder a notice specifying, as the case may be: (1) the date on which a record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right; or (2) the date on which a record is to be taken for the purpose of voting on or approving such reorganization, recapitalization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up and the date on which such event is to take place and the time, if any, is to be fixed, as of which a holder of record of Common Stock (or any other securities at the time deliverable on exercise of this Option) shall be entitled to exchange its shares of Common Stock (or such other securities) for securities or other property deliverable on such reorganization, recapitalization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at the same date as the Company shall inform its stockholders, but in no event less than ten
(10)  days  preceding  such  record  date.

7.     Reservation  of  Shares
       -----------------------

     The Optionor shall at all times reserve, for the purpose of issuance on exercise of this Option, such number of shares of Common Stock (or such class or classes of capital stock or other securities) as shall from time to time be sufficient to comply with this Option, and shall not sell or transfer any shares of Common Stock held by it so that the number of shares held by Optionor falls below the number required to comply with this Option.

8.     Approvals
       ---------

     The Optionor and the Company shall from time to time use its best efforts to obtain and continue in effect any and all permits, consents, registrations, qualifications and approvals of governmental agencies and authorities and to make all filings under applicable securities laws that may be or become necessary in connection with the issuance, sale, transfer and delivery of this Option and the issuance of securities on any exercise hereof. Nothing contained in this section shall in any way expand, alter or limit the rights of the Holder set forth in Section 1 hereof.

9.     Restrictions  on  Transfer
       --------------------------

     This Option has not been registered under the Act or qualified under any state securities or "blue sky" law. This Option may not be offered, sold or otherwise transferred unless registered and qualified pursuant to the provisions of such Act and "blue sky" laws, or unless an exemption from registration and qualification is available.

10.     Survival
        --------

     All agreements, covenants, representations and warranties herein shall survive: (a) the execution and delivery of this Option and any investigation at any time made by or on behalf of any parties hereto; and (b) the sale, exercise and purchase of this Option and the shares of Common Stock (and any other securities or property) issuable upon exercise hereof.

11.     Notices
        -------

     All demands, notices, consents and other communications to be given hereunder shall be in writing and shall be deemed duly given when delivered personally or five (5) days after being mailed certified mail/return receipt requested, postage prepaid, properly addressed, as follows:

     (a)     If  to  the  Optionor:     Nettaxi,  Inc.,  Attn:
                                        [address]

             with  a  copy  to:         [name]
                                        [address]


     (b)     If  to  the  Holder:       Wall Street Trading Group
                                        c/o Attorney  James  Braden
                                        44 Montgomery  Street, Suite 1210
                                        San Francisco, California 94104

             with  a  copy  to:         Bruce  Dorfman
                                        c/o  The Wall Street Trading Group
                                        465  California Street, #433
                                        San  Francisco, CA 94104


The Company and the Holder may change such address at any time or times by notice hereunder to the other.

12.     Amendments;  Waivers;  Terminations;  Governing  Law;  Headings;  Entire
        ------------------------------------------------------------------------
Agreement
---------

     This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option shall be governed by and construed and interpreted in accordance with the laws of the State of California. The headings in this Option are for convenience of reference only and are not part of this Option. This Option is intended to and does contain and embody all of the understandings and agreements, both written and oral, of the parties hereto with respect to the subject matter of this Option, and there exists no oral agreement or understanding, express or implied, whereby the absolute, final and unconditional character and nature of this Option shall be in any way invalidated, empowered or affected. A modification or waiver of any of the terms, conditions or provisions of this Option shall be effective only if made in writing and executed with the same formality of this Option.

13.     Litigation:  Venue,  Forum  and  Attorney's  Fees
        -------------------------------------------------

     If any dispute should arise about or concerning this Common Stock Purchase Option, or any of its provisions, it shall be resolved by binding arbitration before, and in accordance with the rules of, JAMS/ENDISPUTE with forum in San Francisco, California. The prevailing party in any such proceeding shall be entitled to a binding and enforceable award of all its reasonable attorney's fees and costs incurred in the matter.

     IN WITNESS WHEREOF, Optionor has duly caused this Common Stock Purchase Option to be signed in its name and on its behalf by its duly authorized officers, as of the date first set forth above.


ATTEST                              NETTAXI,  INC.

                                    By:
Secretary                           Name:
                                    Title:

                                 ANNEX TO OPTION

                              FORM OF SUBSCRIPTION
                              --------------------

     (To be completed and signed only upon an exercise of the Common Stock Purchase Option in whole or in part)

TO:  [Optionor]

     The undersigned, the Holder of the attached Option, hereby irrevocably elects to exercise the purchase right represented by the Option for and to
purchase  thereunder      shares  of  Common  Stock  from                     to
 (or other securities or property), and herewith makes payment of $ therefor in cash or by certified or official bank check. The undersigned hereby requests that the Certificate(s) for such securities be issued in the name(s) and delivered to the address(es) as follows:

Name:                     ___________________________________
Address:                  ___________________________________
Social Security  Number:  ___________________________________
Deliver to:               ___________________________________
Address:                  ___________________________________

     If the foregoing Subscription evidences an exercise of the Option to purchase fewer than all of the Shares (or other securities or property) to which the undersigned is entitled under such Option, please issue a new Option, of like tenor, for the remaining portion of the Option (or other securities or property) in the name(s), and deliver the same to the address(es), as follows:

Name:                     ___________________________________
Address:                  ___________________________________

DATED:  ______  ,  19___.

(Name  of  Holder)

(Signature of Holder or Authorized Signatory)

Signature  Guaranteed:    ___________________________________

       (Social  Security  or  Taxpayer  Identification  Number  of  Holder)